FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2013

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

United States Cellular Corporation (“U.S. Cellular”) is filing this Current Report on Form 8-K to disclose the following under paragraphs (b) and (e) of Item 5.02 of Form 8-K:

(b)           On September 13, 2013, Jeffrey J. Childs provided notice that he was resigning as Executive Vice President and Chief Human Resources Officer of U.S. Cellular, which resignation was effective at the end of the day on September 16, 2013.

(e)           U.S. Cellular did not enter into or materially amend any material compensatory plan, contract or arrangement as to which Mr. Childs is a party in connection with the foregoing.

A replacement for Mr. Childs will be determined, and disclosed as necessary, at a later date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	September 17, 2013

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer